Exhibit 99.4

    AsepticSure®  Medizone International, Inc.Investor Update – June 21, 2017  1  June 21, 2017 – 4:00 – 5:00 PM ESTToll free for North America: 1-800-681-1924Toll call outside North America: 1-303-223-4393A recording of the call will be available from 6/21/17-6/28/17:1-800-633-8284 Conference ID: 21854308  Investor Update 6/21/17

 Safe Harbor Statement  This investor update contains forward looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Our actual results could differ materially from those projected in these forward-looking statements, which involve a number of risks and uncertainties, including global economic conditions generally, government regulation, manufacturing and marketing risks, adverse publicity risks, risks associated with our entry into the US and other markets, expansion and operations. The contents of this update should be considered in conjunction with the risk factors, warnings, and cautionary statements that are contained in our most recent filings with the Securities and Exchange Commission.   2  Investor Update 6/21/17

Agenda

- Company overview
- The Problem – The Solution
- Commercial Strategy Update
- Financials
- Question & Answer
- Closing comments

Investor Update 6/21/17

3

Executive Summary

- Medizone International (OTCQB:MZEI)
  - Company formed in 1986 to develop treatments for lipid enveloped virus like Hepatitis B & C and HIV/AIDS
  - Strategic shift in 2007 to develop a disinfectant system capable of addressing a wide range of applications to minimize the transmission of disease
  - Commercial systems are operational in several countries
- AsepticSure® is well positioned to be a superior solution worldwide within healthcare, biodefense, and public health preparedness
  - EPA registered disinfectant system. US regulatory confirmation of disinfectant claims
  - Peer reviewed/published efficacy against C Difficile, MRSA, VRE and other pathogens
  - Demonstrated efficacy to surrogates of Anthrax, Ebola, SARS and MERS-CoV
- Intellectual Property
  - Broad patent portfolio in the US, Canada, Europe, Mexico and China
- Strategic Intent
  - Demonstrate market acceptance and superior performance in key addressable markets
  - Seek global strategic partner for co-commercialization opportunities

Investor Update 6/21/17

4

The Problem

Reducing the transmission of disease remains a global health priority

- **Healthcare facilities**[1]
  - 10% of inpatients in the U.S. contract infections from the hospital room that is manually cleaned.
  - HAIs are the 4th leading cause of death in the U.S. and cost over $40B a year.
  - Recent survey of hospitals with below average infection rates showed that the cost of HAIs wiped out in-patient hospital profits.

- **Public health preparedness** continues to be challenged by pandemic pathogens such as Ebola, MERS, Bird Flu, SARS & H7N9 continue

- **Bioterrorism** - The deliberate release of viruses, bacteria, toxins or other harmful agents to cause illness or death is of increasing concern across the world

- **Exposure to healthcare waste** in industries such as death care (funeral homes) and sports/fitness equipment presents another growing area for disease transmission

Investor Update 6/21/17

5

1. 2005 - California Air Resources Board's "Indoor Air Pollution Report" and 2008 Independent studies by AMA, EPA, and CDC

Current technologies have limited impact

Standard cleaning

- Time consuming, labor intensive and costly
- Proven ineffective and inconsistent



UV Technology

- Shadow effect impacts efficacy
- Lack of regulatory approved efficacy claims


UV LIGHT SOURCE
6%
25%
0.1%
100%
C 27"
B 18"
A 9"
DISTANCE FROM UV LIGHT SOURCE

Hydrogen Peroxide Technology

- High concentrations (30-35%) needed to achieve necessary kill rates
- Harmful to electronics and room content (paint, carpet, drapes, etc.)[1]

Ozone Technology

- High levels (500+ PPM) needed to achieve necessary kill rates
- Significant time to generate high levels and discharge upon completion

Investor Update 6/21/17
6

1. "Paint used on the walls of one of the HPV units showed some incompatibility with the process" Clin Infect Dis (2012) 56 (1): 27-35

The Solution - The AsepticSure System

The Science of Synergy

$$O_3 + H_2O_2 = H_2O_3$$

Ease of use in a wide range of applications



- EPA validated disinfectant process: AsepticSure produced consistent kill rates across 160 runs using a nominal 1.4% Hydrogen peroxide mixture combined with 80 ppm of Ozone
- Peer reviewed/published efficacy against C Difficile, MRSA, VRE and other pathogens
- Demonstrated efficacy to surrogates of Anthrax, Ebola, SARS and MERS-CoV

Investor Update 6/21/17

7

Commercial Strategy Update

Strategic Intent: Establish AsepticSure as a superior solution worldwide to achieve unprecedented kill rates of bacteria and viral pathogens in a wide range of commercial applications including healthcare, biodefense, and public health preparedness

Commercial Priorities:

1) Regulatory Approval
2) Manufacturing
3) Commercial Execution
4) Intellectual Property

Investor Update 6/21/17

8

1) Regulatory Approval

Regulatory Status

- Approvals: United States (EPA), Canada, New Zealand and Chile
  - EPA approval (Nov 2016):
    - AsepticSure Ozone Generator™ fogging system is for use in hospitals, clinics, food industry, sporting venues, and hotels to disinfect hard non-porous surfaces.
    - AsepticSure Oxidative Catalyst is for use in hospitals, clinics, food industry, sporting venues, and hotels to disinfect hard non-porous surfaces.
  - Pending FDA guidance on medical device classification
- Seeking approvals in priority ex-North American markets:
  1) Europe
  2) South/Central America (Argentina, Brazil)
  3) Australia
  4) Asia (China, Malaysia)

Investor Update 6/21/17

9

FDA Communications

1. Thursday April 6, 2017 teleconference
2. 513(g) submission made on May 17, 2017
   - Expected response within 60 days
   - Highlights from the submission:
     - Request for "confirmation that the company's AsepticSure® ("AsepticSure® System" or the "system") is not considered a medical device when used for general hospital disinfection purposes, and in addition, is exempt from premarket notification requirements."
     - Rationale for exemption: "Several devices which have been listed with FDA (class I device with pre-market exemptions) make virtually the same claims as the AsepticSure® system."
3. Hogan Lovells US LLP is leading the communications with the FDA

Investor Update 6/21/17

10

2) Manufacturing

- Contract manufacturing support established with **Cogmedix**
  - Current FDA and EPA registered manufacturer
  - Establishment registration number has been received by EPA
  - Prepared to manufacture AsepticSure Generation III systems
  - Recent international electrical safety standards approval is being incorporated into manufacturing plans

- Hydrogen Peroxide supplier: **Innovasource**

- Current inventory of AsepticSure systems
  - Distributors:
    - Canada: 2 systems
    - South America: 3 systems
    - Saudi Arabia: 2 systems
    - New Zealand: 1 system
  - Medizone: 6 systems (prepped for global markets), 1 system (R&D)

- Ongoing R&D to enhance performance and user experience

Investor Update 6/21/17
11

 Addressable MarketsMarketing and sales process Technical support and customer service  3) Commercial Execution  12  Investor Update 6/21/17

 Healthcare industryHealthcare waste exposureBio-Terrorism countermeasuresPublic health preparednessBuilding remediation  Addressable Markets  13  Investor Update 6/21/17

Healthcare Industry

The AsepticSure Difference in Healthcare

1) EPA registered disinfectant system
2) US regulatory confirmation of disinfectant claims
3) Combination of oxidative compounds (O_3 and H_2O_2) produces a unique mixture of free radicals with oxidation potential much higher than Ozone or Hydrogen Peroxide alone
    - Hospital spaces and other public facilities can effectively and reliably be disinfected in less than 90 minutes TAT
    - The reduced concentration of gases used renders AsepticSure harmless to the environment, electronic equipment, paint and treatment surfaces
    - Lethal to all pathogens including spores on all surfaces, fabrics and carpets[1]
    - No lingering environmental issue affecting patient or staff health after room is disinfected

1. Am J Infect Control 2011;39:873-879: Effectiveness of a novel ozone-based system for the rapid high-level disinfection of health care spaces and surfaces

Investor Update 6/21/17

14

 Efficacy testing across a wide range of pathogens including spores (C. difficile and B. subtilis)Testing occurred in test chamber and full-size laboratory room/hospital room   AsepticSure Efficacy: Am J Infection Control 2011  15  1. Am J Infect Control 2011;39:873-879: Effectiveness of a novel ozone-based system for the rapid high-level disinfection of health care spaces and surfaces   Healthcare Industry  Investor Update 6/21/17

Healthcare Industry

Response to Emerging Pathogens

Klebsiella pneumoniae

- Klebsiella pneumonia is becoming more prevalent in many hospitals and because of its increasing antibiotic resistance it is very dangerous
- Efficacy tests against *Klebsiella pneumoniae*
  - Carbapenemase-resistant strain and β-lactamase resistant strain.
  - Classified an ESKAPE pathogen, one of the leading causes of nosocomial (hospital acquired) infection in the world.
  - Tests were performed as per client request from Chile.
- Results: Following a standard 40m Asepticsure treatment results in complete kill of *Klebsiella pneumoniae.*
  - Log reduction: $6.31\log_{10}$-$6.64\log_{10}$
  - Multiple tests with multiple samples per test.
  - Samples are placed in multiple locations surrounding AsepticSure machine

Investor Update 6/21/17

16

Healthcare Waste Exposure

AsepticSure Efficacy: The Funeral Home Study

Objectives: (A) Access potential microbiological contamination in a local funeral services mortuary (B) Conduct a pre-treatment and post-treatment assessment of AsepticSure.

Process:

- All pretreatment surface sampling (May 9 and May 12, 2017) and treatment (May 19) were performed in the preparation room of the funeral home.
- All microbiology work (swab plating, incubation and identification) were performed in the Medizone Int. Microbiology Laboratory in Kingston, ON.

Treatment:

1. Two AsepticSure machines inside the prep room running in parallel.
2. Parameters set at 90% RH, 80ppm O_3, and treat time of 60 min. Peroxide concentration was 1.4% diluted from 30% stock H_2O_2 with distilled H_2O.
3. Treatment process was successfully completed and post-treatment swabs were taken immediately after.



Investor Update 6/21/17

17

Healthcare Waste Exposure

The Funeral Home Study: Results


Funeral Home Mortuary Disinfection
Table 3: Photographs of Pre- and Post-Treatment Plates
Location
Pre AsepticSure
Post AsepticSure
1
2
3
4
10

1) Pre-treatment assessments showed significant bacterial growth in multiple locations.
2) Plates that showed growth exhibited a variety of organisms with no one organism being predominant.
3) Post treatment assessments showed zero growth in all locations assessed after 24h, while one bacterial colony was present at one of the 10 sample locations (top of half-wall) after 48h.

<u>Conclusion:</u>

- A high level of microbial load assessed before AsepticSure treatment was no longer present after a single treatment using the AsepticSure system.
- Routine cleaning of preparation rooms with AsepticSure can reduce bacterial load

Investor Update 6/21/17

18

Healthcare Waste Exposure

AsepticSure Efficacy: Athletic Equipment

Objective: (A) Access potential microbiological contamination in routinely used sports equipment (ice hockey equipment) (B) Conduct a pre-treatment and post-treatment assessment of AsepticSure.

Process:

- All surface sampling, treatment and microbiology work (swab plating, incubation and identification) were performed in the Medizone Int. Microbiology Laboratory in Kingston, ON.

Treatment:

1. Hockey equipment was separated in treatment room. One AsepticSure machine was used in treatment room.
2. Parameters set at 90% RH, 80ppm O_3, and treat time of 60 min. Peroxide concentration was 1.4% diluted from 30% stock H_2O_2 with distilled H_2O.
3. Treatment process was successfully completed and post-treatment swabs were taken immediately after.



Investor Update 6/21/17

19

Healthcare Waste Exposure

Athletic Equipment Study: Results

Location	Post Conventional	Post AsepticSure
1		
2		
3		
4		
5		

1) Pre-treatment assessments showed significant bacterial growth on all sports equipment items.
2) Pre-treatment samples showed growth with a variety of organisms; no one organism being predominant.
3) Post treatment assessments showed zero growth on all locations for all items assessed after 24h

<u>Conclusion:</u>

- A high level of microbial load assessed before AsepticSure treatment was no longer present after a single treatment using the AsepticSure system.
- Routine cleaning of athletic equipment with AsepticSure can reduce bacterial load

Investor Update 6/21/17

20

 United States Patent No. 8,636,951 – Bio-terrorism Counteraction Using Ozone and Hydrogen Peroxide (Jan 2014)Europe: Patent No. 252583B - Bio-Terrorism Counter Measures Using Ozone and Hydrogen Peroxide (June 2016)AsepticSure demonstrated bacterial spore efficacy for Anthrax surrogateB. subtilis is routinely used as an acceptable surrogate for accepted surrogate for B. anthracis in scientific literature  Bio-Terrorism Countermeasures: Anthrax  21  Bio-Terrorism Countermeasures  Investor Update 6/21/17

Public Health Preparedness

Global Public Health: Ebola, SARS and MERS-CoV

- Viral efficacy studies conducted with the National Research Council-Canada (NRC Human Health Therapeutics Portfolio)
  - Two viruses were identified by the NRC as test organisms:
    - Adenovirus (PTG3602)
    - Coronavirus, transmissible gastroenteritis virus (TGEV) ATCC# VR-763
    - Allows assessment of both enveloped and non-enveloped viruses
  - TGEV serves as a surrogate to other coronavirus such as the Middle East Respiratory Syndrome-Coronavirus (***MERS-CoV***) and Sudden Acute Respiratory Syndrome Coronavirus (***SARS-CoV***).
  - Established research demonstrates that susceptibility of different virus families to disinfection, filoviridae such as ***ebolavirus*** (responsible for ***Ebola Hemorrhagic Fever***) are more susceptible to disinfection compared to coronavirus and adenovirus.
  - AsepticSure efficacy with coronavirus and adenovirus provides scientific evidence supporting efficacy with ***ebolavirus***.

Organism	Number of Tests	Total Number of Samples	log_{10} Inoculum Range***	Treatment Time Range (minutes)	% Viral Max Reduction
Adenovirus PTG3602	2	24x	6.16-6.54	40-60	100%
TGEV* (ATCC VR-763)	5	45x	3.91-5.40	40-90	100%

*- Transmissible Gastroenteritis Virus
***- log_{10} inoculum is the concentration of organism on sample area in log10. I.e. 6log10 = 1,000,000 organisms/area.

Investor Update 6/21/17

22

 Active research and development program based on initial successful trialsOverall reduction in bacterial load Mold Smoke Methamphetamine residueResidual effects from water damage  Building Remediation  23  Investor Update 6/21/17  Building Remediation

Marketing and Sales Process

- Lead generation:
  - Leverage existing relationships developed by the Medizone team
  - Utilization of key suppliers as "commissioned" lead generators
  - Investor/shareholder relationships to support leads
  - Trade show attendance
  - Social media and traditional media outreach

- Resources:
  - Utilize existing media content, AJIC study, and promotional material
  - Scientific overview presentations
  - "White paper" publications on new data
  - Additional materials and website updates are in development

Investor Update 6/21/17

24

Marketing and Sales Process con't

1. Hospital market:
   Targeted implementation of ***Product Evaluation Program*** (PEP)
   - Place instrument, consumables and service/support
   - Post 3-6 month demonstration, transition to purchase contract
   - Publish results
   - Expand key opinion leader network through PEP successes

2. Defense and Public Health markets:
   - Demonstration projects in key areas of need
   - Partner with existing government service providers

3. Healthcare waste exposure and building remediation
   - Partner with leading service providers / cleaning companies

Investor Update 6/21/17

25

Technical Support and Customer Service

- Medizone team in Canada can handle initial product sales
  - On-site training and support program to address most customers
  - Most technical support issues can be handled remotely
  - Dispatch support to customer as needed
- Options to scale technical support and customer service:
  1) Success based expansion with placement of local technical support near major customers
  2) Contract for 3rd party service and support

Investor Update 6/21/17

26

4) Intellectual Property

- Canada: Patent No. 2735739 – Healthcare Facility Disinfection Process and System with Oxygen/Ozone (Nov. 2011)
- United States: Patent No. 8,551,399 – Healthcare Facility Disinfecting System (Oct 2013). Patent No. 8,636,951 – Bio-Terrorism Counteraction Using Ozone and Hydrogen Peroxide (Jan 2014). Patent No. 9,616,144 - Food-Handling Facility Disinfectant. Patent No. 8,992,829 - Sports Equipment and Facility Disinfection Patent
- Europe: Patent No. 252583B - Bio-Terrorism Counter Measures Using Ozone and Hydrogen Peroxide (June 2016). Healthcare Facility Disinfection System (Aug 2016)
- China: Patent No. ZL 201080030657.2 - Healthcare Facility Disinfection System (Nov 2015)
- Singapore: Patent No.176977 – Healthcare Facility Disinfecting Process and System With Oxygen/Ozone Mixture (Feb 2013)
- Mexico: Patent – Healthcare Facility Disinfecting Process and System With Oxygen/Ozone Mixture (Nov 2016)

Investor Update 6/21/17

27

 Prior budgets supported through exempt private placements of equitySecure Near Term FinancingContinue with private equity offerings in the near termPreferred stock offering with strategic partnersEMA Partners outreach: Focused on securing a development, commercialization, and/or licensing partner  Financials  28  Investor Update 6/21/17

Agenda

- Company overview
- The Problem – The Solution
- Commercial Strategy Update
- Financials
- ***Question & Answer***
- Closing comments

Investor Update 6/21/17

29

Investor Update 6/21/17  30  Summary and Closing Comments  Reducing the transmission of disease remains a global health priorityAsepticSure is well positioned to be a superior solution worldwide within healthcare, biodefense, and public health functionsMedizone is continuing to expand the commercial capabilities necessary to deliver on the opportunities in the marketplace  The AsepticSure System